                                                                  EXHIBIT 10.01

                             STOCK OPTION AGREEMENT
                ENTERED INTO BY COMMUNITY FINANCIAL GROUP, INC.

         THIS STOCK OPTION AGREEMENT ("Agreement"), effective the l6th day of July, 1996 by and between COMMUNITY FINANCIAL GROUP, INC. (CFGI), and Mack S. Linebaugh, Jr. (the "Optionee") was approved by Board of Directors on July 16, 1996.

         1. Grant of Option. Company hereby grants to Optionee a stock option (The "Option"), exercisable in whole or in part, to purchase 10,000 shares of the company's common stock, $6.00 par value per share (the "Common Stock"), for a price of $10.125 per share.

         2. Vesting. The right to exercise this Stock Option vested on July 16, 1996 as to 2,000 shares, shall vest on July 16, 1997 as to 2,000 shares, on July 16, 1998 as to 2,000 shares, on July 16, 1999 as to 2,000 shares, and shall vest on July 16, 2000 as to the remaining shares. The vesting of the option is conditioned upon Optionee being employed by the company or one of its subsidiaries or its successor on the respective dates of vesting.

         3. Expiration of Option. This Option shall expire on the earlier of July 16, 2006 or 90 days after employment is terminated with respect to any then unexercised portion of this Option.

         4. Manner of Exercise. This Option shall be exercised by Optionee (or other party entitled to exercise the Option under Section 6 of this Agreement) by delivering


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written notice to the Company stating the number of shares of Common Stock purchased, the person or persons in whose name the shares are to be registered, and each person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares so purchased, as well as any applicable employee tax payments. The purchase price shall be payable in cash. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash.

         5. Nontransferability of Option. This Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and is exercisable during Optionee's lifetime only by Optionee. The terms of this Option shall be binding on the executors, administrators, heirs and successors of Optionee.

         6. Exercise After Death. If the Optionee dies before the expiration of this Option, this Option may be exercised until the expiration pursuant to Section 3 of this Agreement by the executors or administrators of the Optionee's estate, or by any person or persons who shall have acquired this Option directly from the Optionee by bequest or inheritance.

         7. Restrictions on Purchase and Sale of Shares. If required by applicable securities laws, the Optionee hereby agrees that, as a further condition to the exercise of this Option, the Optionee (or his successor under Section 6 hereof) will execute an agreement in form satisfactory to the Company in which the Optionee represents that he is purchasing the shares for investment purposes, and not with a view to resale or distribution.


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         8.       Reservation of Stock. Company covenants that while the Option is exercisable, it will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the delivery of stock pursuant to the exercise of this Option.

         9. Protection Against Dilution. In any of the following events, occurring hereafter, appropriate adjustment shall be made in the number of shares deliverable upon the exercise of this Option or in the price per share to be paid so as to maintain the proportionate interest of the Optionee: (a) recapitalization of the Company through a split-up of the outstanding shares into a lesser number; (b) declaration of a dividend on the Common Stock of the Company, payable in Common Stock or securities convertible into Common Stock;
(c) issuance of Common Stock at less than the price per share payable upon the exercise of this Option, or issuance of securities carrying conversion privileges or bearing stock purchase options for Common Stock at more favorable terms than provided by this Option.

         10. Merger, Sale or Change of Majority Control. If a merger, sale or change of majority control of the Company is announced, then any portion of this Option that is not vested shall vest upon the closing of such event. If the Company, or any successor, shall be consolidated or merged with another corporation in exchange for stock with the view to distributing such stock to its shareholders, each share of stock purchasable by this Option shall be replaced for the purposes hereof by the securities or property issuable or distributable in respect of one share of Common Stock of this Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be


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made at the time thereof. If all or substantially all of Company or any successor shall be sold for cash, the Optionee may immediately exercise any unexercised portion of this Option.

         11. Optionee's Rights. Until the valid exercise of this Option, the Optionee hereby shall not be entitled to any rights of a shareholder, but immediately upon the exercise of this Option and upon payment as provided herein, the Optionee hereof shall be deemed a record holder of the common stock.

         12. Amendment. This Option may be amended only by the written agreement of the parties hereto.

         Executed this 1st day of August, 1996.


                                    COMMUNITY FINANCIAL GROUP, INC.

                                    By: /s/ Joan B. Marshall
                                       ----------------------------------------
                                    Title: Corporate Secretary
                                          -------------------------------------

                                    OPTIONEE


                                    /s/ Mack S. Linebaugh, Jr.
                                    -------------------------------------------


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

                                  AMENDMENT TO
                             STOCK OPTION AGREEMENT

         WHEREAS, a Stock Option Agreement (the "Agreement") was made as of the 16th day of July, 1996, by and between Community Financial Group, Inc. ("CFGI"), and Mack S. Linebaugh, Jr. (the "Optionee");

         WHEREAS, the Optionee's right to exercise the Option became fully vested on July 16, 2000; and

         WHEREAS, in connection with the Optionee's retirement as President and Chief Executive Officer of CFGI and The Bank of Nashville (the "Bank"), and the Optionee's agreement to continue service as a director of CFGI and the Bank, CFGI and the Optionee desire to amend the Agreement in order to clarify the Optionee's right to exercise the Option until July 16, 2006, as stated therein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, CFGI and the Optionee agree that the Agreement is hereby amended as follows:

         1. The Optionee shall have the right to exercise the Option at any time prior to July 16, 2006 (the "Termination Date"), as stated in the Agreement, whether or not the Optionee continues to be an employee, director or officer of CFGI until the Termination Date.

         2. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, CFGI and the Optionee have executed this Amendment as of the 22 day of August, 2000. By execution of this Amendment on behalf of CFGI, the undersigned officer hereby certifies that this Amendment has been duly approved by the Board of Directors of CFGI.


                                    COMMUNITY FINANCIAL GROUP, INC.

                                    By: /s/
                                       ----------------------------------------
                                    Title: Chairman -- Compensation Committee
                                          -------------------------------------

                                    OPTIONEE


                                    /s/ Mack S. Linebaugh, Jr.
                                    -------------------------------------------
                                    Mack S. Linebaugh, Jr.

                                  AMENDMENT TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         WHEREAS, a Stock Option Agreement (the "Agreement") was made as of the 29th day of April, 1997, by and between Community Financial Group, Inc. (the "Corporation"), and Mack S. Linebaugh, Jr. (the "Participant"); and

         WHEREAS, in connection with the Participant's retirement as President and Chief Executive Officer of the Corporation and The Bank of Nashville (the "Bank"), and the Participant's agreement to continue service as a director of the Corporation and the Bank, the Corporation and the Participant desire to amend the Agreement in order to fully vest the Option granted by the Agreement, and clarify the Participant's right to exercise the Option until the Termination Date stated therein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Corporation and the Participant agree that the Agreement is hereby amended as follows:

         1. Any portion of the Option that is not now vested is hereby immediately, fully and completely vested, notwithstanding the Vesting Schedule contained in the Agreement; and

         2. The Participant shall have the right to exercise the Option at any time prior to the Termination Date stated in the Agreement, whether or not the Participant continues to be an employee, director or officer of the Corporation until the Termination Date.

         3. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Corporation and the Participant have executed this Amendment as of the 22 day of August, 2000. By execution of this Amendment on behalf of the Corporation, the undersigned officer hereby certifies that this Amendment has been duly approved by the Board of Directors of the Corporation.


                                    COMMUNITY FINANCIAL GROUP, INC.

                                    By: /s/ Julian B. Baker
                                       ----------------------------------------
                                    Title: Chairman, Compensation Committee
                                          -------------------------------------

                                    PARTICIPANT:


                                    /s/ Mack S. Linebaugh
                                    -------------------------------------------
                                    Mack S. Linebaugh, Jr.

                                  AMENDMENT TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         WHEREAS, a Stock Option Agreement (the "Agreement") was made as of the 21st day of April, 1998, by and between Community Financial Group, Inc. (the "Corporation"), and Mack S. Linebaugh, Jr. (the "Participant"); and

         WHEREAS, in connection with the Participant's retirement as President and Chief Executive Officer of the Corporation and The Bank of Nashville (the "Bank"), and the Participant's agreement to continue service as a director of the Corporation and the Bank, the Corporation and the Participant desire to amend the Agreement in order to fully vest the Option granted by the Agreement, and clarify the Participant's right to exercise the Option until the Termination Date stated therein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Corporation and the Participant agree that the Agreement is hereby amended as follows:

         1. Any portion of the Option that is not now vested is hereby immediately, fully and completely vested, notwithstanding the Vesting Schedule contained in the Agreement; and

         2. The Participant shall have the right to exercise the Option at any time prior to the Termination Date stated in the Agreement, whether or not the Participant continues to be an employee, director or officer of the Corporation until the Termination Date.

         3. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Corporation and the Participant have executed this Amendment as of the 22 day of August, 2000. By execution of this Amendment on behalf of the Corporation, the undersigned officer hereby certifies that this Amendment has been duly approved by the Board of Directors of the Corporation.


                                    COMMUNITY FINANCIAL GROUP, INC.

                                    By: /s/ Julian B. Baker
                                       ----------------------------------------
                                    Title: Chairman - Compensation Committee
                                          -------------------------------------

                                    PARTICIPANT:


                                    /s/ MACK S. LINEBAUGH, JR.
                                    -------------------------------------------
                                    Mack S. Linebaugh, Jr.

                                  AMENDMENT TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         WHEREAS, a Stock Option Agreement (the "Agreement") was made as of the 13th day of April, 1999, by and between Community Financial Group, Inc. (the "Corporation"), and Mack S. Linebaugh, Jr. (the "Participant"); and

         WHEREAS, in connection with the Participant's retirement as President and Chief Executive Officer of the Corporation and The Bank of Nashville (the "Bank"), and the Participant's agreement to continue service as a director of the Corporation and the Bank, the Corporation and the Participant desire to amend the Agreement in order to fully vest the Option granted by the Agreement, and clarify the Participant's right to exercise the Option until the Termination Date stated therein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Corporation and the Participant agree that the Agreement is hereby amended as follows:

         1. Any portion of the Option that is not now vested is hereby immediately, fully and completely vested, notwithstanding the Vesting Schedule contained in the Agreement; and

         2. The Participant shall have the right to exercise the Option at any time prior to the Termination Date stated in the Agreement, whether or not the Participant continues to be an employee, director or officer of the Corporation until the Termination Date.

         3. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Corporation and the Participant have executed this Amendment as of the 22 day of August, 2000. By execution of this Amendment on behalf of the Corporation, the undersigned officer hereby certifies that this Amendment has been duly approved by the Board of Directors of the Corporation.


                                    COMMUNITY FINANCIAL GROUP, INC.

                                    By: /s/ Julian B. Baker
                                       ----------------------------------------
                                    Title: Chairman - Compensation Committee
                                          -------------------------------------

                                    PARTICIPANT:


                                    /s/ MACK S. LINEBAUGH, JR.
                                    -------------------------------------------
                                    Mack S. Linebaugh, Jr.

                                  AMENDMENT TO
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         WHEREAS, a Stock Option Agreement (the "Agreement") was made as of the 8th day of February, 2000, by and between Community Financial Group, Inc. (the "Corporation"), and Mack S. Linebaugh, Jr. (the "Participant"); and

         WHEREAS, in connection with the Participant's retirement as President and Chief Executive Officer of the Corporation and The Bank of Nashville (the "Bank"), and the Participant's agreement to continue service as a director of the Corporation and the Bank, the Corporation and the Participant desire to amend the Agreement in order to fully vest the Option granted by the Agreement, and clarify the Participant's right to exercise the Option until the Termination Date stated therein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Corporation and the Participant agree that the Agreement is hereby amended as follows:

         1. Any portion of the Option that is not now vested is hereby immediately, fully and completely vested, notwithstanding the Vesting Schedule contained in the Agreement; and

         2. The Participant shall have the right to exercise the Option at any time prior to the Termination Date stated in the Agreement, whether or not the Participant continues to be an employee, director or officer of the Corporation until the Termination Date.

         3. All other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Corporation and the Participant have executed this Amendment as of the 22 day of August, 2000. By execution of this Amendment on behalf of the Corporation, the undersigned officer hereby certifies that this Amendment has been duly approved by the Board of Directors of the Corporation.


                                    COMMUNITY FINANCIAL GROUP, INC.

                                    By: /s/ Julian B. Baker
                                       ----------------------------------------
                                    Title: Chairman - Compensation Committee
                                          -------------------------------------

                                    PARTICIPANT:


                                    /s/ MACK S. LINEBAUGH, JR.
                                    -------------------------------------------
                                    Mack S. Linebaugh, Jr.